Income Taxes	12 Months Ended
Mar. 31, 2014
Income Taxes

(11) Income Taxes

Total income tax expense (benefit) for each of the years in the three-year period ended March 31, 2014 are allocated as follows:

	Yen (millions)
	2012	2013	2014
Income from continuing operations	¥135,735	¥178,976	¥252,662
Other comprehensive income (loss) (note 15)	(20,701)	252	72,486

Total	¥115,034	¥179,228	¥325,148

Income (loss) before income taxes and equity in income of affiliates by Japanese and foreign source for each of the years in the three-year period ended March 31, 2014 consisted of the following:

	Yen (millions)
	2012	2013	2014
Income (loss) before income taxes
Japanese	¥(125,787)	¥50,450	¥214,698
Foreign	383,190	438,441	514,242

Total	¥257,403	¥488,891	¥728,940

Income tax expense (benefit) for each of the years in the three-year period ended March 31, 2014 consisted of the following:

	Yen (millions)
	2012	2013	2014
Income taxes
Current
Japanese	¥8,136	¥(3,666)	¥(794)
Foreign	77,938	129,390	208,030

Total	¥86,074	¥125,724	¥207,236

Deferred
Japanese	¥(26,071)	¥21,977	¥54,622
Foreign	75,732	31,275	(9,196)

Total	¥49,661	¥53,252	¥45,426

Total
Japanese	¥(17,935)	¥18,311	¥53,828
Foreign	153,670	160,665	198,834

Total	¥135,735	¥178,976	¥252,662

The statutory income tax rate in Japan for the years ended March 31, 2012, 2013 and 2014 was 40.0%, 37.9% and 37.9%, respectively. The foreign subsidiaries are subject to taxes based on income at rates ranging from 16.0% to 38.0%.

The effective income tax rate for Honda for each of the years in the three-year period ended March 31, 2014 differs from the Japanese statutory income tax rate for the following reasons:

	2012	2013	2014
Statutory income tax rate	40.0%	37.9%	37.9%
Recognition of valuation allowance	7.2	2.2	2.3
Difference in statutory tax rates of foreign subsidiaries	(12.2)	(6.7)	(8.1)
Reversal of valuation allowance	(1.8)	(1.5)	(0.8)
Research and development credit	(0.6)	(0.7)	(0.9)
Dividend and royalty income from subsidiaries and affiliates, net of foreign tax credit	9.8	4.4	4.7
Undistributed earnings of subsidiaries and affiliates	2.7	1.8	2.0
Other adjustments relating to prior years	0.4	(1.5)	0.4
Adjustments for unrecognized tax benefits	(1.1)	0.2	(3.9)
Adjustments for the change in income tax laws*	8.3	0.5	1.2
Other	0.0	0.0	(0.1)

Effective tax rate	52.7%	36.6%	34.7%

*	On November 30, 2011, the National Diet of Japan approved the laws for amendments to previous income tax laws. Upon the change in the laws, the statutory income tax rate in Japan for the year ended March 31, 2013 was changed to 37.9%. The tax rate will be changed to 35.1% for fiscal years beginning on or after April 1, 2015. Thus, the Company and its Japanese subsidiaries re-measured deferred tax assets and liabilities as of the enactment date based on the new tax rates to be applied in the fiscal years in which temporary differences are expected to be recovered or settled. As a result, net deferred tax assets decreased ¥16,072 million, and income tax expenses increased ¥16,072 million, as of the enactment date of the laws. This impact is included in Adjustments for the change in income tax laws for the year ended March 31, 2012. The impact for the year ended March 31, 2013 is not material.

On March 20, 2014, the National Diet of Japan approved amendments to existing income tax laws and the Special Reconstruction Corporation Tax imposed on companies will be abolished for fiscal years beginning on or after April 1, 2014. Upon the change in the laws, the statutory income tax rate in Japan for fiscal years beginning on or after April 1, 2014 will be changed to approximately 35%. Thus, the Company and its Japanese subsidiaries re-measured deferred tax assets and liabilities as of the enactment date based on the new tax rates to be applied in the fiscal years in which temporary differences are expected to be recovered or settled. As a result, net of deferred tax assets decreased ¥7,321 million, and income tax expenses increased ¥7,321 million, as of the enactment date of the laws.

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at March 31, 2013 and 2014 are presented below:

	Yen (millions)
	2013	2014
Deferred tax assets:
Inventories	¥28,122	¥30,190
Allowance for dealers and customers	87,224	110,936
Accrued bonus	32,380	32,837
Property, plant and equipment	65,397	58,671
Operating loss carryforwards	138,559	107,269
Pension and other postretirement benefits	229,102	152,409
Other	166,894	188,057

Total gross deferred tax assets	747,678	680,369
Less valuation allowance	81,007	97,138

Net deferred tax assets	666,671	583,231

Deferred tax liabilities:
Inventories	(16,575)	(13,924)
Prepaid pension expenses	(12,274)	(4,977)
Property, plant and equipment, excluding lease transactions	(80,103)	(78,898)
Direct financing lease transactions	(23,580)	(26,658)
Operating lease transactions	(623,535)	(695,507)
Undistributed earnings of subsidiaries and affiliates	(89,126)	(112,085)
Net unrealized gains on available-for-sale securities	(27,042)	(33,709)
Other	(51,727)	(44,887)

Total gross deferred tax liabilities	(923,962)	(1,010,645)

Net deferred tax asset (liability)	¥(257,291)	¥(427,414)

Deferred income tax assets and liabilities at March 31, 2013 and 2014 are reflected in the consolidated balance sheets under the following captions:

	Yen (millions)
	2013	2014
Current assets-Deferred income taxes	¥234,075	¥202,123
Other assets	127,248	80,289
Other current liabilities	(2,735)	(3,164)
Other liabilities	(615,879)	(706,662)

Net deferred tax asset (liability)	¥(257,291)	¥(427,414)

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income over the periods in which those temporary differences become deductible and operating loss carryforwards utilized. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. Based upon the level of historical taxable income and projections for future taxable income over the periods for which the deferred tax assets are deductible, management believes it is more likely than not that Honda will realize the benefits of these deductible differences and operating loss carryforwards, net of the existing valuation allowances at March 31, 2013 and 2014. The amount of the deferred tax asset considered realizable, however, could be significantly reduced in the near term if estimates of future taxable income during the carryforward period are reduced due to further changes in the economic environment surrounding Honda, effects by market conditions, effects of currency fluctuations or other factors. For the years ended March 31, 2012, 2013 and 2014, the net change in the total valuation allowance was an increase of ¥3,613 million, ¥11,915 million, and ¥16,131 million, respectively (note 20). The valuation allowance primarily relates to deferred tax assets associated with net operating loss carryforwards.

At March 31, 2014, Honda has operating loss and tax credit carryforwards for income tax purposes of ¥353,357 million and ¥34,578 million, respectively, which are available to offset future taxable income and income taxes, if any. Periods available to offset future taxable income and income taxes vary in each tax jurisdiction and range from one year to an indefinite period as follows:

Yen (millions)
Operating loss carryforwards:
Within 1 year	¥434
1 to 5 years	12,975
5 to 20 years	222,937
Indefinite periods	117,011

Total	¥353,357

Yen (millions)
Tax credit carryforwards:
Within 1 year	¥37
1 to 5 years	17,146
5 to 20 years	17,076
Indefinite periods	319

Total	¥34,578

At March 31, 2013 and 2014, Honda did not recognize deferred tax liabilities of ¥140,691 million and ¥195,476 million, respectively, for certain portions of the undistributed earnings of the Company’s foreign subsidiaries and foreign corporate joint ventures because such portions were considered indefinitely reinvested. Deferred tax liabilities will be recognized when Honda expects that it will realize those undistributed earnings in a taxable manner, such as through receipt of dividends or sale of the investment. At March 31, 2013 and 2014, the undistributed earnings not subject to deferred tax liabilities were ¥4,133,175 million and ¥4,284,270 million, respectively.

Honda’s unrecognized tax benefits totaled ¥43,627 million, ¥39,151 million and ¥6,983 million at March 31, 2012, 2013 and 2014, respectively. Of these amounts, the amounts that would impact Honda’s effective income tax rate, if recognized, are ¥32,460 million, ¥37,012 million and ¥5,362 million in fiscal years 2012, 2013 and 2014, respectively.

Recognized interest and penalties, net included in income tax expense for the years ended March 31, 2012, 2013 and 2014 were ¥513 million benefit, ¥764 million loss and ¥2,406 million benefit, respectively. Honda had recorded approximately ¥3,292 million and ¥1,235 million for accrued interest and accrued penalties at March 31, 2013 and 2014, respectively. Reconciliations of the beginning and ending amount of unrecognized tax benefits for the years ended March 31 are as follows:

	Yen (millions)
	2012	2013	2014
Balance at beginning of year	¥46,265	¥43,627	¥39,151
Additions for tax positions related to the current year	2,910	—	—
Additions for tax positions of prior years	4,538	687	3,332
Reductions for tax positions of prior years*	(1,217)	(7,855)	(26,063)
Settlements	(1,688)	—	(3,808)
Reductions for statute of limitations	(6,894)	—	(6,909)
Effect of exchange rate changes	(287)	2,692	1,280

Balance at end of year	¥43,627	¥39,151	¥6,983

*	Due to the Company’s remeasurement based on technical merits regarding transfer pricing matters of overseas transactions between the Company and foreign affiliates, the Company has decreased a portion of unrecognized tax benefits during the year ended March 31, 2014.

Tax liabilities associated with uncertain tax positions are primarily classified as other noncurrent liabilities, as Honda does not expect to pay cash or settle these positions within the next twelve months.

Honda has open tax years primarily from 2005 to 2014 with various significant tax jurisdictions including Japan (fiscal years 2008-2014), the United States (fiscal years 2005-2014), Canada, the United Kingdom, Germany, France, Belgium, Thailand, India, Brazil and Australia.

Honda is subject to income tax examinations in many tax jurisdictions. Tax examinations can involve complex issues and the resolution of issues may span multiple years, particularly if subject to negotiation or litigation. Although Honda believes its estimates of the total unrecognized tax benefits are reasonable, uncertainties regarding the final determination of income tax audit settlements and any related litigation could affect the amount of total unrecognized tax benefits in future periods.

It is difficult to estimate the timing and range of possible change related to uncertain tax positions, as finalizing audits with the relevant income tax authorities may involve formal administrative and legal proceedings. Accordingly, it is not possible to reasonably estimate the expected changes to the total unrecognized tax benefits over the next twelve months, although any settlements or statute expirations may result in a significant increase or decrease in the total unrecognized tax benefits, including those positions related to tax examinations being currently conducted.